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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 24, 1999 (May 7, 1999)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 North Delaware Avenue, Philadelphia, Pennsylvania    19125
     ---------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


                                215-425-8682
                                ------------
           (Registrant's telephone number, including area code)


                               Not applicable
                               --------------
         (Former name or former address, if changed since last report)

















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Item 2. Acquisition or Disposition of Assets.

     On May 7, 1999, Clariti Telecommunications International, Ltd. ("Clariti") acquired all of the outstanding capital stock of MegaHertz-NKO, Inc. ("M-NKO") from MegaHertz Communications Corporation and NKO, Inc. in exchange for 5,500,000 shares of Clariti common stock, of which 1,020,000 shares are to be held in escrow until certain revenue and gross margin targets are achieved by M-NKO over a 24-month period. The purchase price was based on an arms-length negotiation between Clariti, M-NKO, MegaHertz Communications Corporation and NKO, Inc.

     M-NKO was formed in January 1999 to succeed to the operations of MegaHertz Communications Corporation, an Internet Service Provider (ISP), and NKO, Inc., a provider of enhanced telecommunications and Internet Protocol ("IP") telephony services (voice, data, fax and video). M-NKO offers products and services that meet most aspects of telecommunications including dial up and dedicated access, customized Web hosting, e-commerce, enhanced telecommunications and IP Telephony. M-NKO's principal assets are the electronic switching and traffic routing equipment comprising its managed IP telephony network as well as the computer systems used in the ISP business.

     Clariti acquired M-NKO pursuant to a Share Exchange Agreement dated April 27, 1999, which is filed as Exhibit 2.1 hereto. Clariti issued a press release on April 29, 1999 regarding the acquisition of M-NKO, which is filed as Exhibit
99.3 hereto.


Item 7. Financial Statements and Exhibits.

(a)  Financial Statements

     As of the date of filing this Current Report on Form 8-K, it is impracticable for Clariti to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K within the time constraints stipulated by the Securities and Exchange Commission.

(b)  Pro Forma Financial Information

     As of the date of filing this Current Report on Form 8-K, it is impracticable for Clariti to provide the pro forma financial information required by Item 7(b)(2). In accordance with Item 7(b)(2) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K within the time constraints stipulated by the Securities and Exchange Commission.



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(c)  Exhibits

  2.1 MegaHertz-NKO Share Exchange Agreement, dated April 27, 1999, between Clariti Telecommunications International, Ltd., and MegaHertz-NKO, Inc., MegaHertz Communications Corporation and NKO, Inc.

*99.1  Financial Statements of MegaHertz-NKO, Inc.

*99.2 Pro forma financial information with respect to the registrant's acquisition of MegaHertz-NKO, Inc.

 99.3 Press release, dated April 29, 1999, announcing that Clariti Telecommunications International, Ltd. had signed a definitive agreement to acquire all of the outstanding stock of MegaHertz-NKO, Inc.

---------------------------
*  To be filed by amendment




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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

May 24, 1999

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer



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